[Major League Baseball Players Association Letterhead]



                                                               February 7, 1996


Mr. Daun Kauffman
Director of Sports Marketing
Fleer/Skybox International
Executive Plaza
1120 Route 73
Mt Laurel, NJ 08054

Dear Daun:

         This letter will confirm our agreement to amend Schedule B of the License Agreement with the Major League Baseball Players Association, dated December 22, 1994, as follows:

         Effective immediately, the Licensed Territory will include China and Taiwan.

         All other terms and conditions of the License Agreement including all Schedules and Addenda shall remain in full force and effect.

         Sales of Licensed Product in this additional territory shall not commence until this amendment is fully executed.

         Please sign in the appropriate space below indicating your agreement with the foregoing.

                                                     Sincerely,

                                                     /s/ Jennifer Cooney
                                                     ----------------------
                                                     Jennifer Cooney

MAJOR LEAGUE BASEBALL                                FLEER CORP.
PLAYERS ASSOCIATION


/s/ Donald Fehr                             /s/ Daun Kauffman
------------------------------              ----------------------------
Donald M. Fehr                              Daun Kauffman
Executive Director                          Director of Sports Marketing